UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2021

PERSHING SQUARE TONTINE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-39396	83-0930174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, Ninth Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 813-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PSTH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $23.00	PSTH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On July 18, 2021, Pershing Square Tontine Holdings, Ltd. (the “Company”) entered into an Assignment Agreement (the “Assignment Agreement”) with Pershing Square Holdings, Ltd., a Guernsey limited liability company (“PSH”), Pershing Square L.P. a Delaware limited partnership (“PSLP”), Pershing Square International, Ltd, a Cayman Islands exempted company (“PSIL”), and PS VII Master, L.P., a Cayman Islands limited partnership (“PS VII, and together with PSH, PSLP and PSIL, the “Assignees”), pursuant to which the Company assigned its rights (the “Assignment”) under the Share Purchase Agreement, dated June 20, 2021 (the “SPA”), between the Company and Vivendi S.E., a corporation (société européenne) incorporated under the laws of France (“Vivendi”), to the Assignees. Under the SPA, the Company had agreed to purchase and Vivendi agreed to sell 10% of the share capital (minus one share) of Universal Music Group B.V. a private company with limited liability organized under the laws of the Netherlands (“UMG”), for $3,949,340,400 (the “Purchase Price”). PSH agreed to purchase or cause to be purchased at least 5% of the share capital of UMG on the terms and subject to the conditions of the SPA and Vivendi acknowledged that if the Assignees purchased at least 5% of the share capital of UMG, the SPA would be of no further force with respect to remaining UMG shares to be purchased under the SPA. In addition, the Assignees, severally in accordance with their obligations to purchase UMG shares, agreed to assume and reimburse the Company for out-of-pocket expenses incurred to date by the Company in connection with the transactions contemplated by the SPA. The Assignment Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Assignees also assumed, severally in accordance with their obligations to purchase UMG shares, the Company’s obligations under the Indemnification Agreement, dated June 20, 2021, between the Company and Vivendi (the “Indemnity Assumption”). The Indemnity Assumption is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 8.01. Other Events

On July 19, 2021 the Company issued a Press Release which included a letter to the Company’s shareholders from William A. Ackman, the Company’s CEO, explaining (1) the Company’s withdrawal from its proposed acquisition and distribution to its shareholders of 10% of the share capital in UMG and (2) its assignment of its rights and obligations in connection therewith. The Company also announced that it had terminated its Redemption Tender Offer and its Warrant Exchange Offer. The Press Release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities. This Current Report on Form 8-K is not a recommendation to buy, sell or exchange any securities, and it is neither an offer to purchase nor a solicitation of an offer to sell securities. Information about the Company and certain of the matters discussed in this Current Report on Form 8-K is available at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this release. You should carefully consider these and the other risks and uncertainties described in the Company’s annual report on Form 10-K and other documents the Company has filed with the SEC. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that the Company will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Assignment Agreement, dated July 18, 2021, by and among Pershing Square Tontine Holdings, Ltd., Pershing Square Holdings, Ltd, Pershing Square International, Ltd, and PS VII Master, L.P.

10.2	Indemnity Assumption, dated July 18, 2021, by and among Pershing Square Tontine Holdings, Ltd., Pershing Square Holdings, Ltd, Pershing Square International, Ltd, and PS VII Master, L.P.

99.1	Press Release, dated July 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSHING SQUARE TONTINE HOLDINGS, LTD.

By:	/s/ William A. Ackman
Name: William A. Ackman
Title: Chief Executive Officer, Chairman of the Board of Directors

Dated: July 19, 2021